Exhibit 99.1

China Nutrifruit Group Limited

Investor Presentation
March 2010

Long heda

Long heda

Safe Harbor Statement

Safe Harbour Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.

Potential risks and uncertainties include, but are not limited to, risks related to new and existing products; our ability to acquire raw materials in sufficient quantity and on commercially competitive terms; our dependence on consumer perception of safety and quality of our products as well as similar products; the effects of currency policies and fluctuations; general economic conditions; any of the factors mentioned in the "Risk Factor" section of the Company's current report on Form 10-K filed on June 30, 2009 and other risks and uncertainties mentioned in the Company's other reports filed with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update any forward-looking statements, except as required by law.

China Nutrifruit Group Ltd
2

Longheda

Equity Snap Shot

Listed on NYSE Amex	CNGL
Price at (3/01/2010):	$3.73
Market Capitalization:	$149.9 M
Diluted Shares Outstanding (12/31/09):	40.2 M
52 Week price range:	$2.45 - $4.67
Revenue (ttm):	$66.7 M
Net Income (ttm)*:	$16.6 M
Diluted EPS (ttm)*:	$0.46
Net Income (FY10 make good):	$18.5 M
EPS (FY10)**:	$0.49
Forward PE (FY10)**:	7.6x

Fiscal year ended March 31

**Excluding non-cash compensation expenses of $9.5 million*

***Based on FY10 make good net income and the nine months shares outstanding as of December 31, 2009*

China Nutrifruit Group Ltd
3

Investment Highlights

- Leading position in China's premium specialty fruit based products market
- Fruit juice and fruit products one of fastest growing consumer markets in China - underpenetrated and ripe for consolidation
- Growing, widespread distribution network managed for performance
- Industry leading quality focus and advanced production technology
- Established raw material procurement and strong government support
- Committed and experienced management team
- Strong revenue growth and industry-leading margins

Revenues

$100
$80
$60
$40
$20
$0
$23.0M
$34.5M
$56.4M
$72-76M
$90-95M
FY2007*
FY 2008*
FY 2009
FY 2010E**
FY 2011E**

- *Pro Forma consolidated statement of operations including Longheda's operations for the fiscal year ended March 31, 2007 and 2008
- **Estimates for FY 2010 and FY 2011

China Nutrifruit Group Ltd
4

Company Overview

- China Nutrifruit conducts operations through wholly owned subsidiary, Longheda, a leading producer of premium specialty fruit based products in China
- Longheda established in 2004 in Daqing, Heilongjiang Province, China
- Heilongjiang - leading production base for many specialty fruits and berries in China
- Current annual fruit processing capacity of 17,160 tons and beverage production capacity of 10,800 tons
- Robust sales network covering 20 provinces in China
- Total of 575 full-time employees
- Trading on NYSE Amex

China Nutrifruit Group Ltd

5

Market Opportunity

- According to BBIC, in 2010, sales of fruit processed products in China are expected to grow at **CAGR of 42.5% from 2006 to 2010**
- Annual fruit juice consumption expected to reach **73 billion liters by 2020** in Asia and demand for concentrated fruit juice, fruit puree and fruit paste will be 7 million tons by 2020
- Current domestic fruit juice per capita consumption is **1/10th of the global average and 1/40th of other developed nations**
- Increasingly health and quality conscious growing Chinese middle class with higher disposal income

Growing Middle Class*
70%
60%
50%
40%
30%
20%
10%
0%
2005
2015 E
2025 E
Poor
Middle Class
Affluent

*(* Source: China Fruit and Vegetable Juice Association, CBIA), USDA*

(Beijing Business & Intelligence Consulting Co. Ltd., BBIC)

China Nutrifruit Group Ltd

6

Long heda

Industry Supply Chain

Future extension

CNGL

Fruit Suppliers/ Orchards → **Processors** → **Distributor's** → **Manufacturer's/ Retail Outlets**

Fruit Suppliers/ Orchards

- Contracted with specialty fruit orchards
- Agents who source fruits from individual farmers
- Cooperative agreements with local governments
- Strategic plans to expand into operating orchards

Processors

- Large-scale processing capacity
- Glazed Fruit
- Concentrate Juice
- Concentrate Pulp
- Nectar
- Beverage

Distributor's

- Wide and effective network of distributors
- Participate in trade fairs to increase brand recognition

Manufacturer's/ Retail Outlets

- Supermarkets
- Fruit based food producers

China Nutrifruit Group Ltd 7

Long heda

Golden Berry Products

The largest Golden Berry processor in China

Golden Berry

A popular premium specialty fruit in China tastes like sweet gooseberry

Golden berry products accounted for 45% of total revenues for FY 2009

China Nutrifruit is a leading producer of golden berry products

- ***Golden berry concentrate juice***
- ***Nectar from golden berries***
- ***Glazed golden berries***
- ***Golden berry fresh fruit***

Benefits

Golden berries are rich in

Linoleic acid, an important fatty acid which helps maintain the health of cell membranes, control blood pressure, inflammation, body temperature, and other body functions

Yellow Pigment, a natural pigment that is effective in preventing arteriosclerosis and cancer

China Nutrifruit Group Ltd 8

Longheda

Product Portfolio

Product Category	% of Sales (9mon FY2010)	Gross Margin (9mon FY2010)	Customers
Concentrate juice	43.2%	43.5%	Food/Beverage Processors
Concentrate pulp	13.7%	33.8%	Food/Beverage Processors
Glazed Fruit	21.9%	57.6%	Baked Food Producers
Nectar	10.3%	68.1%	Food/Beverage Processors
Fresh Fruit	4.8%	41.3%	Fruit Distributors
Beverage	6.0%	29.0%	Internet Bars and Festivals

China Nutrifruit Group Ltd
9

Long heda

Research and Development

Proprietary processing technology

- Glazed Fruits

Technology cooperation agreement with **Heilongjiang Ba Yi Land Reclamation University (HLAU**)

Monitoring changing consumer tastes and preferences

Expanding Product Mix with R&D initiatives

New Product Development

New fruit and vegetable powder products to be introduced in September 2010

Finished Testing: Blackcurrant and Seabuckthorn concentrates

In Development: product using the golden berry extracts

China Nutrifruit Group Ltd

10

Extensive Market Coverage

- Fruit processed products sold domestically across **20 provinces** in China
- Local distributors fuel domestic demand and international leading food companies, such as as Itochu, Lotte
- Beverage FU consumed in wedding and festival banquets; The Legend of Network sold primarily in Internet Bars
- Increased product visibility and interaction with distributors through domestic and international trade fairs
- Careful distributor selection process focused on profitability
- Well qualified and experienced sales and marketing team

Heilongjiang
Jilin
Liaoning
Xinjiang
Inner Mongolia
Beijing
Hebei
Tianjin
Ningxia
Gansu
Qinghai
Shanxi
Shandong
Shaanxi
Henan
Jiangsu
Tibet
Anhui
Shanghai
Sichuan
Hubei
Zhejiang
Chongqing
Jiangxi
Guizhou
Hunan
Fujian
Yunan
Guangxi
Taiwan
Guangdong
Hainan
Existing Markets
Headquarter
Plant Location

China Nutrifruit Group Ltd
11

Strong Procurement Network

- **Strategically located processing facilities in close proximity to major premium specialty fruit orchards**
  - Daqing and Mu Dan Jiang City, Heilongjiang Province
- **Significant pricing power through cooperative agreements with local governments**
- **Secured supply of source fruits through well developed group of agents**
- **Established cooperative relationship with golden berry farm bases and fostering new relationships**
- **Plans to consolidate upstream by developing own orchards**

China Nutrifruit Group Ltd

12

Long heda

World Class Quality Assurance

- Quality checks throughout the raw materials sourcing, production, packaging, storage and transportation processes
- High internal quality standards
- Advanced proprietary technology
- ISO9001 certified processing facilities
- HACCP (Hazard Analysis & Critical Control Point) series qualifications
- High Tech Enterprise Qualification in Heilongjiang Province
- A 17-member quality control team closely monitors and tests the quality of products to ensure the highest possible quality

质量管理体系认证证书

大庆隆赫达食品有限公司

食品安全管理体系认证证书

大庆隆赫达食品有限公司

China Nutrifruit Group Ltd

13

New Fruit and Vegetable Powder Facility

Fruit and Vegetable Powder Business – High growth segment in the domestic and international market

To produce tomato, pumpkin and other popular fruit and vegetable powders

Used as ingredients in:

- Instant soup mixes
- Snack food
- Ready-to-drink mixes
- Baby food
- Other confectionery items

Total expected investment: $19.1 million

- Land use rights for 40,000 m^2
- Construction of new facility with annual capacity of 10,000 tons expected to begin production in Sept 2010
- Purchase of equipment

- Expect revenue contribution: **$13.5 million** in FY 2011
- Gross Margin: approx. **45%**
- ASP: $2,640 / ton

- Leverage established supply and distribution relationships

China Nutrifruit Group Ltd

14

Longheda

Growth Strategy

Growth Strategy

- Add new production lines to increase fruit processing capacity
- Add five to ten new distributors annually in developed regions across China
- Increase interaction with distributors and exhibit products at trade shows
- Strengthen raw material procurement network
- Integrate upstream by developing orchards
- New product development catering to rapidly changing consumer demand

China Nutrifruit Group Ltd

15

Longheda

Capacity Expansion

Planned Capacity Product Category	Location	Expected Annual Capacity (tons)	Expected FY of Capacity Additions
Fruit and Vegetable Power	Daqing	10,000	2011
Concentrate Fruit*	Mu Dan Jiang	6,000	2011
Glazed Fruit*	Mu Dan Jiang	1,200	2011

* Subject to financing

China Nutrifruit Group Ltd
16

Long heda

Experienced Management Team

Changjun Yu, Chairman

- Joined Longheda since its formation in 2004 and has over 13 year experience in the food industry
- Former Vice President of Sales at Harbin Shengjinlai Economic and Technology Development Co. Ltd.
- Served as Vice President of Production and then Vice President of Sales for Shandong Qingzhou Dajinxing Aviation Beverage Co. Ltd

Jinglin Shi, CEO

- Served as CEO of Longheda since its formation in 2004
- Former Vice President of Sales at Daqing Yuehaitian Economic and Trade Co. Ltd.

Colman Cheng, CFO

- Over 14 years of auditing, accounting and financial management experience in Big Four accounting firms and other multi-national companies
- Former Investment Manager at KAB Asia Limited
- Received a bachelor's degree in Accounting from Edith Cowan University in Australia and is an associate member of both the Hong Kong Institute of Certified Public Accountants and CPA Australia

China Nutrifruit Group Ltd 17

Independent Board Members

Tony Chun Wai Chan, Chairman of Audit Committee and Governance and Nominating Committee

- Over 10 years of experience working with public companies listed in Hong Kong and Singapore, mergers and acquisitions and corporate finance
- International Associate of AICPA / Certified Public Accountant in Hong Kong and Australia
- Served as a director in Yeung, Chan and Associates CPA Limited

William Haus, Chairman of Compensation Committee

- Served as CEO and director of CS China Acquisition Corporation since 2008
- Former analyst for The Pinnacle Fund and The Pinnacle China Fund
- Chartered Financial Analyst / M.B.A. from Boston University

Jingfu Li, Board Member

- Over 40 years of teaching experience in the subject of horticulture
- Professor and doctoral advisor at the Northeast Agricultural University in China
- Awarded with governmental allowance by the State Council and first prize in Scientific Technology Advancement

China Nutrifruit Group Ltd 18

Longheda

Robust Revenue Growth

$100
$80
$60
$40
$20
$0
CAGR 56.6%
YoY 28.5%
$23.0M
$34.5M
$56.4M
$36.2M
$46.5M
$72-76M
$90-95M
FY2007*
FY 2008*
FY 2009
9Mos 2009
9Mos 2010
FY 2010E**
FY 2011E**

For the fiscal years ended March 31

•Pro Forma consolidated statement of operations including Longheda's operations for the fiscal year ended March 31, 2007 and 2008

•** Company estimates for FY 2010 and FY 2011

China Nutrifruit Group Ltd 19

Gross Profit

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR 46.9%
YoY 26.6%
$11.4M
$16.3M
$24.6M
$17.2
21.8
FY 2007*
FY 2008*
FY 2009
9Mos FY 2009
9Mos FY 2010

Fiscal year ended March 31

* Pro Forma consolidated statement of operations including Longheda's operations for the fiscal year ended March 31, 2007 and 2008

China Nutrifruit Group Ltd 20

Increasing Net Income

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR 35.7%
YoY 25.7%
$7.6M
$11.6M
$14.0M
$10.0M
$12.5M
$18.5 M
$22-23M
FY 2007*
FY 2008*
FY2009**
9Mos FY 2009
9Mos FY 2010
FY 2010E**
FY 2011E**

Fiscal year ended March 31

*Pro Forma consolidated statement of operations including Longheda's operations for the fiscal year ended March 31, 2007 and 2008

** Non-GAAP net income for FY2009, excluding non-cash stock compensation expense of $9.5 million

***Make good for FY 2010 and estimate for FY 2011

China Nutrifruit Group Ltd

21

Long heda

Income Statements Summary

($ in thousands)	9 months ended December 31, 2009	9 months ended December 31, 2008	Fiscal Year ended March 31, 2009 Audited	Fiscal Year ended March 31, 2008 Pro Forma Unaudited[c]
Net Sales	$46,503	$36,212	$56,419	$34,510
Gross Profit	21,769	17,191	24,641	16,342
Gross Margin	46.8%	47.5%	43.7%	47.3%
Income from Operations	16,843	13,650	18,822[b]	13,115
Operating Margin	36.2%	37.7%	33.4%[b]	38.0%
Net Profit	12,512	9,958	14,036[b]	11,583
Net Profit Margin	26.9%	27.5%	24.9%[b]	33.6%
Diluted EPS	$0.33[a]	$0.51[a]	$0.42[b]	$0.38

a) For 9 months ended Dec. 31, 2009, share count for diluted EPS is 37.5 million v.s. 19.5 million during the comparable period in 2008
b) Excluding non-cash stock compensation expense of $9.5 million recorded in the fourth quarter of 2009
c) Pro Forma consolidated statement of operations including Longheda's operations for fiscal year ended March 31, 2008

China Nutrifruit Group Ltd
22

Long heda

Balance Sheet Highlights

(in thousands)	As of December 31,	As of March 31,	
	2009	2009	2008
Cash	$19,136	$4,769	$7,105
Current Assets	42,249	20,367	11,097
Total Assets	61,931	38,578	19,464
Current Liabilities	2,991	4,353	9,520
Total Liabilities	2,991	11,761	9,520
Total Stockholder's Equity	58,940	26,817	5,905
Current Ratio	14.1	4.68	1.17
Debt/Equity Ratio	0.05	0.44	1.61

China Nutrifruit Group Ltd

23

Long heda

Investment Summary

- Leading position in China's premium specialty fruit market
- Fruit juice and fruit products one of fastest growing consumer markets in China – underpenetrated and ripe for consolidation
- Growing, widespread distribution network managed for performance
- Industry leading quality focus and advanced production technology
- Well established raw material procurement and strong government support
- Committed and experienced management team
- Strong revenue growth and industry-leading margins

China Nutrifruit Group Ltd
24

Long heda

Contact Information

China Nutrifruit Group Limited

Colman Cheng, CFO

5th Floor, Chuangye Building, Industrial Zone 3,

Daqing Hi-Tech Industrial Development Zone

Daqing, Heilongjiang China 163316

zsj@longheda.net

www.chinanutrifruit.com

Legal Counsel

Jing Zhang, Esq.

Pillsbury Winthrop Shaw Pittman LLP

Email: jing.zhang@pillsburylaw.com

Investor Relations

CCG Investor Relations

Crocker Coulson, President

1325 Avenue of the Americas
Suite 2800
New York, NY 10019

crocker.coulson@ccgir.com

Auditor

HLB Hodgson Impey Cheng

Chartered Accountants

Certified Public Accountants

31/F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong SAR

www.hic.com.hk

China Nutrifruit Group Ltd 25

Long heda

Reconciliation of non-GAAP Operating Income and Net Income

USD in thousands	Fiscal Year ended March 31, 2009
Net income as reported under GAAP	4,517
Add: Non cash stock compensation expense (1)	9,519
Adjusted Net Income	14,036
Diluted Earnings Per Share reported under GAAP	$0.14
Add: Non cash stock compensation expense per share (1)	$0.28
Adjusted Diluted Earnings Per Share	$0.42
Diluted weighted average number of common stock outstanding	33,451,676
Operating Income as reported under GAAP	9,303
Add: Non cash stock compensation expense (1)	9,519
Adjusted Operating Income	18,822

(1) Non-cash stock compensation expense recorded in the fourth quarter of 2009 related to the release of 2,799,799 shares from escrow to the Company's majority shareholder, Mr. Kung.

China Nutrifruit Group Ltd 26

China Nutrifruit Group Limited (the "Company") outlines a detailed question and answers ("Q&A") list in response to investor inquiries related to China Nutrifruit's production capacity, seasonality in business operations and expansion plans.

China Nutrifruit Group Limited – Q&A

1. Has the Company announced guidance for FY 2010 and FY 2011?

Yes, for FY 2010, we expect revenues to be in the range of approximately $72.0 - $76.0 million and expect to meet our make-good target of $18.5 million in net income, excluding non-cash stock compensation expenses. Based on our full year guidance, we expect fourth quarter revenues to be approximately $25.5 to 29.5 million and fourth quarter net income, excluding non-cash compensation expenses, of $4.5 to 7.0 million.

We have also announced guidance for FY 2011 with revenue forecast of approximately $90-$95 million and projected net income of approximately $22-$23 million.

2. Does the Company experience seasonality in its business?

We experience seasonality in our existing premium specialty fruit processing business. Our fruit processing lines are mainly in operation from mid July to mid November, which includes the second and third quarter of our fiscal year, marking the harvest period for our primary source fruits.

Historically, our first fiscal quarter is the weakest, contributing about 10%-13% of our fiscal year sales. During this period, we are mostly selling down our remaining inventory and preparing for the harvest/production season. Our second and third fiscal quarters typically contribute approximately 25%-29% of our fiscal year sales, and these are our peak periods of production and inventory build up. We also sell fresh fruits only during these periods. The fourth fiscal quarter marks our strongest quarter contributing approximately 35%-37% of our fiscal year sales. We typically have high inventory levels during this period to support strong sales momentum.

3. Please provide a product breakdown of the Company's revenue?

For the first nine months of FY 2009, ended December 31, 2009, sales from our concentrated juice products line accounted for 43% of our total net sales and glazed fruit product sales accounted for 22%. Sales of our concentrate pulp products accounted for 14% of our total net sales. Sales of Nectar and fresh fruits accounted for 10% and 5%, respectively. Sales from beverage products contributed approximately 6% of our total net sales.

4. What are the Company's capacity expansion plans?

We have recently announced plans to expand our business and enter into production of fruit and vegetable powders to capture the high-potential powder market. We plan to acquire land use rights in Daqing and build our new fruit and vegetable powder manufacturing facility with a total production capacity of 10,000 tons, which is anticipated to begin production in September 2010. Our total capital expenditure related to the new production line is expected to be $19.1 million.

According to our estimates, average selling price of the powder products is estimated to be $2,640 per ton. We expect the new line to operate at an average utilization of about 51% to 60% in fiscal 2011 and contribute approximately $11.5 to 13.5 million in revenue. The fruit and vegetable powder business has a longer production period of approximately seven months compared to the typical five month production period for our concentrate juice and glazed fruit production lines. The longer production cycle is mainly because some vegetables remain fresh for a longer period after the harvest. We expect the new fruit and vegetable powder facility to reach target utilization rate of approximately 90% in the second quarter of FY 2012.

5. Are the Company's existing production lines operating at full capacity?

With the exception of our newly added glazed fruit production line, currently, all our production lines are operating at target utilization rate of over 90% during the harvest season. During the production season, our production lines average utilization is in the range of approximately 94% to 98%, except for our beverage line.

Below is a table listing our total capacity during the production season by each product line:

		Processing
Product Category	Location	Capacity (tons)
Glazed Fruit	Daqing	2,400
Nectar	Daqing	4,800
Concentrate Fruit	Daqing	3,960
Concentrate Fruit	Mu Dan Jiang	6,000
Beverage*	Daqing	10,800
Total		27,960

* Beverage line is in operation throughout the year.

The new glazed fruit production line commenced production in December 2009 and has a total production capacity of 1,200 tons. We expect the glazed fruit line to reach an average utilization of approximately 95% in fiscal 2011. The availability of frozen blueberries for processing provides us the flexibility to expand our glazed fruit production capacity and operate these lines outside of the harvest season.

6. What is the expected trend in average selling price? What kind of pricing pressure does the Company anticipate on the existing product lines?

Our average selling price for each product category is determined by various factors, including the type of source fruit, amount of fruit utilized for production, fruit prices, and market demand. Approximately 40% of our product mix is from golden berries which generally have stable prices and we also enjoy a good pricing power in the market. Apple and Raspberry are the most volatile in terms of pricing. We manage our product mix to maintain prices at a certain level and modify our product mix to take advantage of increase or decrease in prices.

7. What has been the trend in gross margin and what are management's expectations of gross margin for FY 2010 and into the future?

Historically, our gross margin varies each quarter due to changes in our product mix, ranging from 37% to 57% during the past 2 years. For the full year, our gross margins have averaged to about 43-47% for fiscal 2008 to 2009. We expect gross margins to maintain the current trend into the future as our fruit and vegetable powder production line comes into operation and our new glazed fruit line ramps up to target utilization levels.

8. What has been the historical trend in operating expenses and what is the expected future trend?

Due to the seasonality of our business, our operating expenses vary on a quarterly basis from 6%-19% as a percentage of revenue, excluding stock compensation expenses. On a fiscal year basis, our historical operating expenses were approximately 10.3% in fiscal 2009. Our selling expenses are expected to grow in proportion with our revenue. We will be able to utilize our existing network of distributors to sell our new powder products, resulting in no significant increase in selling expenses related to launch of new product category. With the addition of our new fruit and vegetable powder production line later this year, we expect higher G&A and depreciation expenses associated with $19.1 million in new property, plant and equipment.

9. What have been the stock compensation expenses and explain their future trend?

In the fourth quarter of FY2009, we incurred a $9.5 million non-cash stock compensation expense related to the release of approximately 2.8 million "make good" shares in connection with the Company meeting its specified net income target of $13.9 million for the 2009 fiscal year (excluding the non-cash compensation expense), and therefore one-half of the pledged shares were released and a non-cash compensation expenses of $9.5 million was recorded in the fourth quarter of 2009. Similarly, the Company will record non-cash compensation expense in the 4Q of FY2010 as we expect to achieve our make good target of $18.5 million in net income for FY 2010.

10. What is the Company's statutory tax rate? Are there any tax benefits available to the Company?

The applicable tax rate for China Nutrifruit is 25%. We currently do not avail any tax benefits from the government. However, our high-tech enterprise qualification is under review by the government and if the high-tech status is granted, we expect to avail several benefits, including attractive rates for financing and favorable taxation, etc.

11. What is the potential number of diluted weighted average shares outstanding?

Common stock issued and outstanding	36,190,182
Warrants*	1,370,847
Convertible preferred stock**	4,034,180
Weighted average common stock and dilutive potential common stock	41,595,209

* 120,228 Warrants have an exercise price of $2.78 per share and expire in October 2011; 1,250,619 warrants have an exercise price of $3.30 per share and expire in October 2013

** Effective conversion price is $3.30 per share

Forward-Looking Statements

This Q&A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act""). Such statements include, among others, those concerning our expected financial performance in FY 2010 and FY2011 and strategic and operational plans, our future operating results, our capacity expansion plan and expected utilization of our production lines, our expectations regarding the market for our products, our expectations regarding the continued growth of the specialty fruit and beverage market, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results of the Company to differ materially from those anticipated, expressed or implied in the forward-looking statements. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those anticipated include risks related to new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; any of the factors mentioned in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended March 31, 2009, and other risks and uncertainties mentioned in our other reports filed with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update any forward-looking statements, except as required by law.

China Nutrifruit Group Limited

Thank You

Longheda